UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 14, 2018

(Date of earliest event reported)

SHARING SERVICES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-205310	30-0869786
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation)		Identification Number)

1700 Coit Road, Suite 100, Plano, Texas 75075

(Address of principal executive offices)

(714) 203-6717

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.

Entry into a Material Definitive Agreement

Please see the disclosures set forth in Items 2.03 and 5.02 below.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On August 14, 2018, Sharing Services, Inc. (the “Company”) entered into a financing transaction whereby the Company borrowed the sum of Two Hundred and Fifty Thousand dollars ($250,000) from Robert Oblon (the “Loan”). Mr. Oblon serves as Chairman of the Board of Directors of the Company. The Loan was evidenced by the Company’s issuance of a Promissory Note in the principal amount of $250,000 in favor of Mr. Oblon. The Loan is due on demand and is interest free. The foregoing description of the Promissory Note dated August 14, 2018 is a summary only and is qualified in its entirety by the full text of the Promissory Note, which is filed as Exhibit 1.1 hereto, and incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Not applicable

(e) On August 17, 2018, Company and Robert Oblon entered into an Amendment I to a certain Contractor Agreement entered into on April 12, 2018 by and between the Company and Mr. Oblon (the “Amended Agreement”). Pursuant to the terms of the Amended Agreement, the Company will compensate Mr. Oblon $25,000 per month, effective August 1, 2018, for his services as Chairman of the Board of Directors of the Company. The foregoing description of the Agreement is a summary only and is qualified in its entirety by the full text of the Agreement, which is filed herewith as Exhibit 1.2 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number

Description

1.1	Promissory Note dated August 14, 2018 in the amount of Two Hundred and Fifty Thousand dollars ($250,000) in favor of Robert Oblon. *
1.2	Amendment I dated August 17, 2018 to Contractor Agreement entered into on April 12, 2018 by and between Sharing Services, Inc., and Robert Oblon. *

  *

Included herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARING SERVICES, INC.

August 27, 2018	By:	/s/ John Tatch
Name: John Tatch
Title: President, Chief Executive Officer and Director

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